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GRIFFON CORPORATION
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Building Shareholder Value January 2022 Copyright © 2021 Griffon Corporation. All rights reserved.

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 1 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Disclaimer Cautionary Note Regarding Forward - Looking Statements This presentation contains “forward - looking statements” – statements that address future, not past events. In this context, forward - looking statements often address our expected future business and financial performance an d financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” or “will.” Forward looking statement s b y their nature address matters that are, to different degrees, uncertain. These statements are based on assumptions of future events that may not prove accurate. Th ey are also based on our current plans and strategy and such plans and strategy could change in the future. Actual results may differ materially from tho se projected or implied in any forward - looking statements. Please refer to our most recent SEC filings, including our 2021 Annual Report on Form 10 - K, subseque ntly filed Quarterly reports on Form 10 - Q, as well as our other filings with the SEC, for detailed information regarding factors that could cause actual resu lts to differ materially from those expressed or implied in such forward - looking statements. We do not undertake to update our forward - looking statements. Use of Non - GAAP Financial Measures The Company provides financial measures and terms not calculated in accordance with accounting principles generally accepted in t he United States (GAAP). Presentation of non - GAAP measures such as, but not limited to, “free cash flow,” “segment adjusted EBITDA,” “compliance adjusted EBITDA” and “adjusted EBITDA” provide investors with an alternative method for assessing our operating results in a manner that enables them to mor e t horoughly evaluate our performance. The non - GAAP measures included in this presentation are provided to give investors access to the types of measures that we use in analyzing our results. The Company’s calculation of non - GAAP financial measures is not necessarily comparable to similarly titled measures reported by othe r companies. These non - GAAP measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a sub stitute for or superior to GAAP results. A reconciliation of GAAP to non - GAAP measures appear on slides 44 and 45. A copy of this presentation, including the reconciliation of GAAP to non - GAAP measures, is available on our website www.griffon.com. Important Additional Information Regarding Proxy Solicitation Griffon filed its proxy statement and associated WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on Dec emb er 30, 2021 in connection with the solicitation of proxies for Griffon’s 2022 Annual Meeting (the “Proxy Statement”). Shareholders as of the re cord date of December 28, 2021 are eligible to vote at the 2022 Annual Meeting. Griffon, its directors and certain of its executive officers will be partici pan ts in the solicitation of proxies from shareholders in respect of the 2022 Annual Meeting. Details concerning the nominees of Griffon’s Board of Directors for elect ion at the 2022 Annual Meeting and information regarding the names of Griffon’s directors and executive officers and their respective interests in Griffon b y s ecurity holdings or otherwise is set forth in Griffon’s Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, AND ANY SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the Prox y Statement and other relevant documents filed by Griffon with the SEC free of charge from the SEC’s website, or by directing a re quest by mail to Griffon Corporation, Attention: Corporate Secretary, at 712 Fifth Avenue, New York, NY 10019, or by visiting the investor relations s ect ion of Griffon’s website.

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 2 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 ¹ Source : Bloomberg as of 31 - Dec - 2021. 2 Does not include unallocated corporate expenses. 3 For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, or Net Income, as appropriate, see Appendix. Griffon Adj. EBITDA calculated per debt compliance certificate as defined in the Credit Facilities. 4 Defined as Free Cash Flow / Adj. EBITDA. Executive Summary Griffon’s Leadership Has A Proven Track Record of Value Creation x 185% total shareholder return over the last 3 years, materially outperforming proxy peers and the Russell 2000¹ x 120bps improvement of adj. EBITDA margin 2,3 since 2017 with further expansion to come from Hunter x Meaningfully higher free cash flow conversion rate 4 of 83%, an increase of 2,500+bps since 2017 x More than $60 million of total capital returned to shareholders since September 2018 We Are Executing On Our Plan To Build Shareholder Value x It is our strategy to acquire, integrate, and improve high quality businesses and iconic brands x Our M&A strategy is driving portfolio focus, profitable growth, margin improvement, and outperformance x Our balanced portfolio and multi - pronged growth strategy enables us to act opportunistically across cycles Our Acquisition of Hunter Will Create Long - Term Value for Shareholders x Hunter acquisition continues our long - standing disciplined M&A strategy x Hunter is the market leader in residential ceiling fans with a comprehensive product portfolio x Partnering Hunter with AMES offers complementary strengths and abundant cross - selling opportunities x Hunter is being acquired at a compelling valuation vs. other building products precedent transactions by peers x The equity an d credit markets as well as research analysts have reacted favorably to the transaction We Have an Active, Engaged and Independent Board with Strong Governance Practices x Our highly qualified Board has 12 independent directors, 33% of whom are diverse x We regularly refresh our Board with a median independent director tenure of ~5 years x Our executive compensation is linked to Griffon’s performance and aligned with shareholder interests x In response to shareholder feedback, we have announced measures to enhance our corporate governance, including proposals for approval at the 2022 annual meeting to declassify the Board and reduce the voting power necessary to call a special meeting of shareholders Voss’ “Plan” and Director Nominees are Not Right for Griffon x Voss’ interests are not aligned with those of other shareholders x Voss, a ~$350M AUM hedge fund managed by 34 year old Travis Cocke , has no plan and is running a smear campaign with no basis in fact x Mr. Cocke’s baseless criticism of the Hunter acquisition h as no foundation and is designed to gain shareholder support x Mr. Cocke was forced to withdraw two of his candidates , raising questions on his competence, experience, and judgement x Voss’ remaining nominee brings no incremental value to our Board and has significant red flags ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 3 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Table of Contents Griffon Highlights 1 Our Long - Standing Track Record of Acquiring, Integrating, and Improving Companies 2 Strong Corporate Governance 5 Voss Nominees Are Unqualified and Have Questionable Backgrounds 6 Successfully Executing Our Plan to Build Shareholder Value 3 Hunter Acquisition Creates Long - Term Value for Shareholders 4

1. Griffon Highlights

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 5 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 85% 9% 5% 1% The Company We Have Built 1 Reflects financials as of FY ending 30 - Sep - 2021, market data as of 31 - Dec - 2021. Telephonics is classified as an asset held for sale and is not included in the financial metrics. Does not include impact from Hunter acquisition. 2 For reconciliation of Adj. EBITDA to Income Before Taxes from Continuing Operations, see Appendix page 44. Company Overview FY2021 Revenue Contribution (Pro Forma for Hunter Acquisition) Sales by Segment Sales by End Market Sales by Geography FY2021 Financial Overview 1 Market Capitalization $1.7B Revenue $2.3B Adj. EBITDA 2 $248M Adj. EBITDA Excl. Unallocated Corp. Expenses 2 $297M Adj. EBITDA Margin Excl. Unallocated Corp Expenses 13.1% 2021 Repair & Remodel Revenue 32% ▪ Leading North American and global provider of a well - recognized portfolio of essential household and building products brands ▪ Industry leader in garage doors and commercial rolling steel doors in North America ▪ Dedicated, experienced management that has driven best - in - class operations, margin expansion and accretive M&A ▪ End market and geographic diversity with room for expansion 61% 39% Consumer & Professional Products Home & Building Products 32% 28% 16% 15% 7% 2% International Residential Repair & Remodel Retail Commercial New Construction Residential New Construction Industrial North America Australia Europe Other

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 6 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 . Note: Telephonics is classified as an asset held for sale and is not included in the financial metrics. Does not include impact from Hunter acquisition Purposeful Strategy to Create a Balanced Portfolio of High Quality Businesses and Iconic Brands Iconic Portfolio of Leading Brands Industry Leader in Residential and Commercial Doors $1.2B Revenue 7.9% YoY Growth $116M Adj. EBITDA 11.2% YoY Growth 9.4% Adj. EBITDA Margin $1.0B Revenue 12.3% YoY Growth $181M Adj. EBITDA 17.8% YoY Growth 17.4% Adj. EBITDA Margin • Lawn and Garden Products • Home Storage and Organization • Long - Handled Non - Powered Tools Selected Products • Residential Garage Doors • Commercial Sectional, Rolling Steel Doors and Grilles Consumer & Professional Products (CPP) Home & Building Products (HBP) Residential Commercial Residential Repair & Remodel Retail 61% 39% Residential New Construction Industrial International ex. North America 47% 30% 15% 4% 4%

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 7 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Signed definitive agreement to acquire Hunter Fan Company ▪ Leading North American brand of residential ceiling fans — #1 share of fans sold at U.S. retail locations — #1 share of fans sold through e - commerce ▪ Strong strategic alignment with Griffon’s Consumer and Professional Products (CPP) segment — Complementary customer and product portfolio ▪ $400M Revenue; $90M Adjusted EBITDA in first full fiscal year of operations ▪ Expected to add at least $0.50 per share to Griffon’s EPS in first full fiscal year Complementary Acquisition of Hunter Further Supports Our Strategy and Enhances Our Portfolio…

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 8 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Concluding strategic alternatives for Defense Electronics segment ▪ Recognized global leader of highly - sophisticated and field - proven radar , surveillance, and communications systems ▪ Sale allows Griffon to successfully complete a five year repositioning strategy, which also includes divestitures of both Clopay Plastics Business (FY2018) and Telephonics ’ SEG Business (FY2021) ▪ Review of strategic alternatives for Telephonics announced in September 2021 — Approved by Board and signed Engagement Letter with Lazard in April 2021 ▪ Lazard is currently conducting the sale process ▪ Sale will allow realization of value for Griffon shareholders and further deleveraging ▪ Anticipated process conclusion in March 2022 …And the Sale of Defense Electronics Will Further Optimize Our Portfolio

2. Our Long - Standing Track Record of Acquiring, Integrating, and Improving Companies

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 10 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 [VALUE] 11.3% [VALUE] 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021A 2020 Acquired ■ Continued expansion of UK platform 2010 Acquired ■ New growth platform M&A Focused on Earnings Accretion and Leading Consumer Brands Source: Public Filings Note: Dates indicate Griffon fiscal year (ending 9/30). 1 Results through FY17 include contribution of Plastics business divested in FY18; FY18 and FY19 results include impact of init ial ly - lower margins from CornellCookson and ClosetMaid acquisitions. FY21 results exclude impact of announced Telephonics divestiture; 2 For a reconciliation of adjusted EBITDA to income Before Taxes from Continuing Operations, see Appendix page 44. 2012 Acquired ■ Integrated Dynamic Design product lines ■ Leveraged salesforce / distribution networks 2018 1 Acquired Divested Clopay Plastics ■ ClosetMaid : #1 closet organization in wood and wire ■ Cornell Cookson: #1 in rolling steel doors; expanded Clopay’s commercial business leveraging dealer network; ■ Harper : E ntry into the janitorial & sanitation categories ■ KelKay : Built on existing UK platform ■ Clopay Plastics: Divested capital intensive business 2014 Acquired ■ Expanded Australia presence ■ Integrated multiple distribution footprints 2017 Acquired ■ Expanded Australia footprint ■ Established first UK platform Griffon’s EBITDA Margins Have Increased With the Integration of Our Portfolio 2021 Acquired Divested Telephonics ’ SEG Business, Announced Strategic Review of ■ Quatro : Australian expansion into glass fiber reinforced concrete ■ Hunter: Leading brand of residential ceiling fans sold in US; expected to close Jan - 22 ■ SEG : Divested lower margin business ■ Divesting Telephonics Adjusted EBITDA Margin Excluding Unallocated Amounts 1,2 14.5% FY21 Adj. EBITDA Margin Pro Forma for Telephonics Sale and Hunter Acquisition

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 11 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 FYE 2017 FYE 2021 Portfolio Revenue Contribution (LTM) Adj. EBITDA Margin, Excl. Unallocated Amounts 1 11.3% 12.5% Free Cash Flow Conversion 2 58.8% 83.7% HBP 29% CPP 27% DE [PERCENTAG E] Plastics 23% CPP 48% HBP 41% [CATEG ORY NAME] [PERCE NTAGE] Portfolio Evolution Has Driven Margin and Free Cash Flow Improvement… …Driving Inflection to Strong Outperformance Over the Past 3 and 1 Year Periods 1 - Year TSR vs. Peers & Russell 2000 3 - Year TSR vs. Peers & Russell 2000 5 - Year TSR vs. Peers & Russell 2000 42% 26% 14 % GFF Proxy Peers Russell 2000 FY 2018 - 2020 Divested Plastics 6 Acquisitions Includes performance data prior to portfolio transformation Source: Bloomberg market data as of 31 - Dec - 2021 Note: Proxy peers include AAR, AMWD, AFI, CIEN, ROCK, DOOR, QNX, WMS, AOS, AWI, CNR, HEI, NTGR, SSD, ALLE, APOG, CENT, FBHS, LII , PATK, UFPI. Russell 2000 figures represent indexed stock price performance. For TSR over current management’s tenure, see Appendix page 4 2. For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, see Appendix page 44. 2 Free Cash Flow is defined as Adj . EBITDA calculated per debt compliance certificate as defined in the Credit Facilities , less Capital Expenditures. Free Cash Flow Conversion equals Free Cash Flow / Adj. EBITDA calculated per debt compliance certificate as defined in Credit Facilities, less Capital Expenditures. 185% 114% 66 % GFF Proxy Peers Russell 2000 23% 113% 65 % GFF Proxy Peers Russell 2000

3. Successfully Executing Our Plan to Build Shareholder Value

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 13 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 11.3% 12.5% 14.5% 1.2% 2.0% 2017A EBITDA Margin Margin Expansion 2021A EBITDA Margin Margin Expansion PF 2021 EBITDA Margin EBITDA Margins Poised for Continued Expansion Through Portfolio Optimization M&A Strategy Driving Portfolio Focus, Growth, and Profitability Note: 2017A financials include Plastics and Defense Electronics. 2021A financials include Defense Electronics. PF 2021 financ ial s exclude Telephonics and include Hunter. 1 For reconciliation of Adj. EBITDA to Income before Taxes from Continuing Operations, see Appendix page 44. Adjusted EBITDA Margin Excluding Unallocated Amounts 1 M&A Announced Divestiture of “We believe that Griffon has a collection of attractive businesses” - Voss Capital Divestiture of Clopay Plastics M&A

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 14 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Griffon Poised for Continued Growth Multi - Pronged Growth Strategy Enables U s to Drive Above - Market Growth Across Cycles Capitalize on Consumer Demand for Home Improvement / Outdoor Living Products Innovation / New Products and Channels Profit Growth Through Margin Improvement Reap Rewards of Investment Strategic Acquisitions x R epair & remodel growth x ‘ N esting’ and ‘suburbanization’ trends x Differentiate by providing innovative, branded products x Online customer engagement and e - commerce fulfillment x Invest in and grow high quality businesses x F urther opportunities to grow margin x CPP portfolio optimization / realignment x Completion of acquisition integration x AMES / ClosetMaid next - gen operations platform x Data analytics, automation, footprint and system improvements driving efficiency and margin x Reduce inventory by $30 – 35M x Grow EBITDA by $30 – 35M x 30%+ ROI x Successful track record sourcing proprietary, immediately accretive deals at reasonable multiples Acquisition criteria: ■ Durable competitive strengths ■ Portfolio enhancement or expansion into adjacent categories ■ Geographic fit / strategic focus ■ Attractive long - term returns Organic Growth Levers x x x x x ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 15 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Consistent capital return has generated shareholder value incremental to share price appreciation Griffon’s Capital Allocation Strategy Has Created Significant Shareholder Value $45mm of dividends Share Price Appreciation (Since September 30, 2018) Total Shareholder Return ( Since September 30, 2018) 52% $12mm of share repurchases 60% Dividends to Shareholders Share Repurchases ~$60M in total capital returned since Sep - 2018

HIGHLY CONFIDENTIAL PRELIMINARY DRAFT 4. Hunter Acquisition Creates Long - Term Value for Shareholders

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 17 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 The Hunter Acquisition Continues Our Long - Standing Disciplined M&A Strategy The Company We Are Building Accretive to earnings x ■ Expected to add at least $0.50 per share to Griffon’s EPS in first full fiscal year Attractive purchase price x ■ 9.4x expected EBITDA transaction multiple , very attractive versus industry precedent transactions Strengthens portfolio x ■ Top consumer brand in its category Cross - selling opportunities x ■ Complementary customer / product portfolio and operational strengths, with significant alignment with AMES Proven ability to execute x ■ Further upside through Griffon’s best - in - class integration and operational expertise ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 18 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 R&R 81% Reside ntial New Constr uction 13% Comm ercial Constr uction 6% ▪ Iconic brand with 135 - year heritage and reputation for innovation and superior quality ▪ The leading brand of residential ceiling fans sold at U.S. retail locations and through e - commerce ▪ Emerging position in residential lighting , commercial ceiling fans, and industrial fans ▪ Top customers include Home Depot, Lowe’s , Menards , Costco, and Amazon ▪ Headquartered in Memphis, TN with manufacturing and warehouse facilities in Nashville , TN and Byhalia, MS ▪ Approximately 200 employees Hunter is the Market Leading Fan Player Consumer Ceiling Fans Residential Lighting Commercial Ceiling Fans Industrial Fans ■ Residential ceiling fans ■ Sold in - store and online ■ Residential light fixtures ■ Sold in - store and online ■ Ceiling fans for commercial applications including restaurants, hotels , resorts, education, healthcare ■ Fans for industrial settings including warehouses, manufacturing, agriculture Hunter Fan Overview Hunter’s Products Revenue by End Market

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 19 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Hunter’s Comprehensive Product Portfolio Consumer Ceiling Fans Residential Lighting Commercial Ceiling Fans Industrial Fans ■ Residential ceiling fans that are sold both in - store and online ■ Residential light fixtures that are sold both in - store and online ■ Ceiling fans for commercial applications including restaurants, hotels , resorts, education, healthcare ■ Fans for industrial settings including warehouses , manufacturing , agriculture Selected Customers Residential & Consumer Industrial & Commercial Selected Retail Partners Consumer Industrial & Commercial Cavera II Regalia II Commercial Trak Fan Titan HVLS Industrial Fan

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 20 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Hunter Offers Compelling Strategic and Financial Benefits Attractive End Markets x Steady growth & beneficial secular trends x Low cyclicality and volatility x Significant end market overlap with existing GFF businesses Market Leadership x Leading North American brand of residential ceiling fan x #1 share of fans sold at U.S. retail locations x #1 share of fans sold through e - commerce Margin Accretive x > 20% Adj. EBITDA margins x Revenue opportunities and cost synergies not contemplated in management projections Organic Growth x Abundant organic growth opportunities in commercial and industrial through international expansion using AMES’ distribution network Acquisition & Innovation Headroom x Track record of new product launches and tuck - in acquisitions Experienced & Committed Management Team x Long - tenured, highly experienced management team x Proven track record of value creation Consistent with GFF’s Capital Goals x Acquisition allows GFF management to continue to prioritize debt reduction x Attractively financed using balance sheet capacity with low interest financing ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 21 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Strategic Benefits x ■ Joint access to broad network of high quality retail partners x ■ AMES growth through Hunter’s premier direct - to - consumer e - commerce channel x ■ Enhanced customer fulfillment capabilities through AMES Center for Digital Commerce (ACDC) x ■ Combined access to AMES’ UK, Australia, and Canadian presence x ■ Leading and iconic brands in respective categories x ■ Improved data and customer service through Griffon’s AI customer data systems Blue Chip Retail Partners x x Direct to Consumer E - Commerce x Enhanced Distribution Footprint x International Reach x Strong Brand x x Business Intelligence Systems x Complementary Strengths Combined Platform AMES + Hunter: Compelling Strategic Logic Complementary Strengths Create Abundant Cross - Selling Opportunities

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 22 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Hunter Acquired at a Compelling Valuation vs. Other Consumer and Building Products Precedent Transactions Source: Public filings, public disclosures, and Wall Street Research Note: Transactions shown include selected consumer and building products transactions with $500mm - $2bn in EV, since 2014. Select ed transactions include Boral / Headwaters, Blackstone / ILG, Carlisle / Henry, Centerbridge / Springs Window, Fortune Brands / Fiberon , Fortune Brands / Larson, Lafarge / Firestone, Madison Industries / Big Fans, MI Windows & Doors / Milgard , Nucor / Cornerstone’s IMP Business, PGTI / CGI Windows & Doors, PGTI / Western Windows, PGTI / WinDoor , Inc., Platinum Equity / Cabinetworks, Quikrete / Forterra , and Westake Chemical / Boral’s North America Business. (US $ in millions) | Multiples Based on Enterprise Value / LTM EBITDA Transaction Griffon / Hunter A B C D E F G H I J K L M N O P Precedent Transaction Median: 11.8x 9.4x 9.8x 9.9x 10.1x 10.6x 11.0x 11.2x 11.5x 11.6x 11.9x 11.9x 12.0x 12.1x 12.2x 13.0x 13.0x 13.2x

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 23 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 16% 5% 5% GFF Proxy Peers Russell 2000 Indexed Stock Price Performance Between 20 - Dec - 21 and 24 - Dec - 21 GFF Outperformed In Connection with the Hunter Acquisition Announcement Research Analysts Are Highly Supportive of the Hunter Transaction Source : Company Filings, Bloomberg as of 24 - Dec - 2021 Note: Proxy peers include AAR, AMWD, AFI, CIEN, ROCK, DOOR, QNX, WMS, AOS, AWI, CNR, HEI, NTGR, SSD, ALLE, APOG, CENT, FBHS, LII , PATK, UFPI. Equity Investors and Research Analysts Are Highly Supportive of the Hunter Transaction “ Our first impressions of the deal are positive , as Hunter adds a high - margin, innovative and asset - light business that can accelerate the CPP segment’s growth profile and ecommerce channel penetration.” - Sidoti , December 21, 2021 “ Overall, we like the deal long term , as Hunter is solidly profitable, provides a new growth avenue with tuck - in opportunities, valuation appears reasonable (both EBITDA and FCF), and accretion is attractive.” - Baird, December 21, 2021 “While no synergies are contemplated in the $0.50+ accretion, the combination of the two companies is very attractive . In addition to potential cost synergies, Hunter’s integration into Griffon’s US distribution footprint, plus the upgraded systems in process under the AMES initiative could meaningfully [sic] help the brand. Additionally, AMES can learn and advance its omni - channel marketing and fulfilment from Hunter’s strong knowledge in this area .” - CJS Securities, December 21, 2021 “Griffon’s acquisition of Hunter Fan represents the addition of a related business with attractive margins (well above those of Griffon’s existing business) and a healthy recent growth rate track record . Constructively, the deal also appears to be nicely accretive to adjusted EPS .” - Raymond James, December 21, 2021

5. Strong Corporate Governance

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 25 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Griffon’s Board Is Focused on Governance Matters and Responsive to Shareholders’ Feedback Thoughtful Board Refreshment x Nomination of Michelle Taylor, a highly qualified and diverse independent director x With Ms. Taylor’s appointment at 2022 AGM, we will have refreshed ~65% of our Board members since 2015 x Declared undertaking to further diversify the Board, with an objective that, by 2025 , 40% of independent directors will be women or persons of color x Refreshment focused on continuing to increase Board diversity and complementary skills - 33% of independent directors will be diverse after 2022 annual meeting Enhancing Corporate Governance x Recommending Board declassification proposal for shareholder approval at the 2022 annual meeting x Recommending proposal to reduce voting power necessary to call a special meeting of shareholders to 25% , from 66 - 2/3% currently, for approval at the 2022 annual meeting, in alignment with recent BlackRock guidance Further Aligning Executive Compensation with Performance x Added free cash flow generation as a component of executive long - term cash incentive plan in FY2022, taking into consideration institutional shareholder input x ESG metrics/performance to be incorporated into executive compensation program starting in FY23 Following engagement with shareholders, Griffon’s Board initiated a review of our corporate governance policies - prior to Voss’ outreach - and has taken a series of governance - enhancing measures ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 26 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Independent Director Tenure 5 Years MEDIAN TENURE Director Independence 12 INDEPENDENT DIRECTORS Louis Grabowsky Independent Director Since 2015 Former COO, Grant Thorton Note (1): The Board undertook a commitment to further diversify with an objective that, by 2025, 40% of independent directors will be w ome n or persons of color (2) Statistics reflect current independent directors including Griffon’s director slate up for election at 2022 annual meeting and assumes election of Ms.Taylor at 2022 annual meeting 2022 Board Henry Alpert Independent Director Since 1995 President, Spartan Petroleum Expected to Join GFF Board in 2022 Joined GFF Board Since 2015 We Regularly Refresh Our Board… Thomas Brosig Independent Director Since 2015 O wner, McMurphy Homes Jerome Coben Independent Director Since 2020 Co - Founder of LA office, Skadden , Arps, Slate , Meagher & Flom LLP Ronald Kramer Chairman & CEO Sss Chairman Since 2018 and s v ss Director Since 1993 James Sight Independent Director Since 2019 Private Investor Cheryl Turnbull Independent Director Since 2018 Sr. Director, The Ohio State ddd University. Robert Harrison Independent Director Since 2004 Rear Admiral, US Navy Ret. Robert Mehmel Director Since 2018 COO, Griffon Corporation Samanta Stewart Independent Director Since 2018 Head of IR, Endeavor Michelle Taylor Independent Director Director of New Product Technologies, Trane Technologies Lacy Johnson Independent Director Since 2019 Partner , Taft, Stettinius & dd. Hollister LLP Victor Renuart Independent Director Since 2014 General, US Air Force Ret. Kevin Sullivan Lead Independent Director Since 2013 Managing Director, MidOcean Credit Partners Independent Director Diversity 33 % DIVERSITY IN GENDER OR ETHNICITY

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 27 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Source: Proxy Statement 1 As a percentage of votes cast at Griffon’s annual meetings since 2015. 2 Public Company Leadership = CEO or Board Membership outside of Griffon Board. 3 Senior Leadership – C Suite Executive or equivalent. Public Company Leadership 2 Senior Leadership 3 Operations Management Consumer Products / Consumer Services Industry Business Owner Legal Financial, Transactional , Accounting Investment / Asset Management Henry Alpert x x x x x x x Thomas Brosig x x x x x x Jerome Coben x x x x Louis Grabowsky x x x x x x Robert Harrison x x x Lacy Johnson x x x x Ronald Kramer x x x x x x Robert Mehmel x x x x x Victor Renuart x x x x James Sight x x x x Samanta Stewart x x x Kevin Sullivan x x x x Cheryl Turnbull x x x x Michelle Taylor x x x x Total 10/14 11/14 11/14 8/14 6/14 3/14 9/14 6/14 …With Highly - Skilled Director Appointments Our directors have consistently received high shareholder support, averaging 95 +%¹ support s ince 2015 ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 28 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Louis Grabowsky Robert Mehmel Michelle Taylor Cheryl Turnbull Director Since 2015 2018 New Nominee 2018 Current Position Founder & Principal, Juniper Capital Management President & COO, Griffon Director of New Product Quality, Trane Senior Director, Keenan Center for Entrepreneurship, The Ohio State University Previous Experience Former COO Capital Transactions Public Board Experience ECC International New Nominee Skills In - depth understanding of x Financial reporting x Auditing & accounting issues Experience with x Mergers & acquisitions x Corporate operations & management Broad range of industrial experience x Manufacturing x Supply chain management x Quality assurance Extensive experience in x Corporate advisory x Expertise in operational and financial matters Our Director Nominees Are Highly Qualified Directors Nominated by Griffon for Upcoming 2022 Elections

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 29 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 7% 50% 33% 8% 2% Griffon’s Executive Compensation Is Linked to Company Performance and Aligned with Shareholder Interests Our independent compensation consultant, Gallagher, concluded that the aggregate compensation cost of our corporate executive staff was between the 55th and 60th percentile for the companies in our selected industrial peer group. Vast Majority of our Named Executive Officers (NEO) Compensation is Performance - Based Compensation is Aligned With Shareholder Interests • We have added free cash flow as a component of our long - term cash incentive program for our NEOs, taking into account institutional shareholder feedback • We require stock price growth of at least 20% for thirty consecutive trading days over the vesting period as the performance measure for the equity grants awarded to the CEO and COO • Recently, this condition failed to be met for a grant issued in January 2017, and our CEO and COO forfeited these grants in their entirety in January 2021 • The Board’s Compensation Committee has determined that ESG metrics/performance will be incorporated into executive compensation plans starting with FY23 • We use multiple performance metrics as the basis for our cash bonus programs • Short - term for FY22 – Consolidated EBITDA (75%) and working capital (25%) • Long - term for FY22 - FY24 – core EPS (65%), free cash flow (25%) and Hunter EBITDA (10%) 20% 40% 30% 6% 4% CEO 2019 – 2021 Compensation Mix Other NEO 2019 – 2021 Compensation Mix [Note: equity awards are based upon grant date value] 83% Performance - Based 70% Performance - Based 7% 50% 33% 8% 2% Salary Performance Bonus Performance-Based Equity Time-Based Equity Other

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 30 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Griffon Has Proactively Engaged with Shareholders around ESG Leadership Focus on ESG Formalization of ESG Commitment • Griffon has committed a substantial portion of shareholder outreach calls to discuss ESG matters of interest to shareholders . • Griffon answered questions about the effects of COVID - 19 on Company operations and the steps taken by the Company to enhance worker safety • In addition, ESG metrics/performance will be incorporated into executive compensation plans starting in FY23 Planned Issuance of Inaugural Annual ESG Report • Griffon formalized its ESG commitment by subscribing to the United Nations Global Compact (UNGC) and reinforcing its commitment to protecting the environment and our workers, and to ethical and transparent behavior in business relationships • Griffon will issue its FY21 ESG Report in FY22 as part of its commitment to the Sustainable Development Goals contained in the UNGC • The fiscal 2021 ESG Report will include community involvement, charitable giving, employee safety, employee education and welfare, energy consumption, water consumption, waste generated, recycled raw materials, and packaging initiatives. • During fiscal 2021, Griffon began gathering ESG metrics in each of these areas . We are preparing to set ESG goals based on the metrics gathered in fiscal 2021 and will begin announcing these goals in fiscal 2022 . • The fiscal 2021 ESG Report will be benchmarked against the UNGC Sustainable Development Goals and the Sustainability Accounting Standards Board Standards applicable to Griffon’s businesses

6 . Voss Nominees Are Unqualified and Have Questionable Backgrounds

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 32 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Despite Voss’ Questionable Behavior, Griffon Has Consistently Engaged in Good Faith x Griffon met with Voss’ CIO Travis Cocke within a week of Voss’ initial outreach to the Company on September 2, 2021 x Griffon did not hear back from Mr. Cocke for almost a month until October 5, 2021 Engagement Highlights with Voss September 2021 October 2021 November 2021 x Griffon management was accommodating to Mr. Cocke’s request and met with him on October 20, 2021, despite being in financial year - end ‘quiet period ’ x On November 9, 2021, Board Leadership, including the Lead Independent Director and 2 Board Committee Chairs , met with Mr. Cocke x Between November 19, 2021 and November 23, 2021, members of Griffon’s NGC met with each of Voss’ proposed nominees to discuss their experience and qualifications x Voss sought to create disruption to the nomination process by issuing a public letter on November 23, 2021 raising a number of criticisms of the Company December 2021 x On December 29, 2021, Voss inexplicably withdrew Gerry Bollman’s nomination after Griffon had already conducted an interview with him, providing no explanation to the sudden withdrawal January 2022 x On January 19, 2022, Voss withdrew Leviathan Winn’s nomination, the second nominee to withdraw within 3 weeks. Voss has admitted that Mr. Winn does not have employer approval, raising serious questions around Mr . Cocke’s competence, experience, and judgement ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 33 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Voss’ Interests Are Not Aligned with Those of Other Stockholders NO PLAN x Voss’ (“Travis Cocke ”) so - called plan is a ‘Get Rich Quick’ scheme to break up Griffon x Mr. Cocke’s singular focus on selling the company shows a profound lack of understanding of the company and lacks appreciation and consideration of Griffon’s positioning for future growth x Mr. Cocke has no actual plans for the business nor clear ideas on strategy, execution, or value creation x Mr. Cocke has not provided any single new idea to create long - term shareholder value Baseless Opposition to Hunter Acquisition x Mr. Cocke ’s uninformed and knee - jerk reaction to oppose the Hunter acquisition demonstrates that his sole motive is to gain votes; this reckless behavior is irresponsible and harmful to shareholders x Mr. Cocke came out with opposition to the acquisition before even reading the merger agreement – his position has no basis in fact or law x Mr. Cocke completely ignores the strategic and financial benefits of the acquisition and the potential for value creation for shareholders x Mr. Cocke selectively focuses on the negative day 1 market reaction but disregards the positive reaction that the transaction has since received from the investment and analyst community and credits himself for subsequent increase in share price Ever - Shrinking S late of Directors Raises Significant Concerns x After touting the qualifications of its nominees, Voss abruptly removed Gerry Bollman from their slate in December 2021, only a month after nominating him publicly x 3 weeks later, Mr. Cocke withdrew the nomination of another candidate, Leviathan Winn, without providing an explanation. Mr. Cocke separately admitted that Mr. Winn did not have employer approval x Mr. Cocke is trying to conceal his incompetence and lack of judgement in his slipshod nominee selection process behind baseless claims and empty allegations, and is instead trying to blame Griffon for his failures x Voss’ remaining nominee does not bring any additional skills to the Board and his background raises significant red flags No plan, no strategy, no slate ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 34 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Voss Has No Plan and is Only Interested in Making a “Quick Buck” Voss’ ‟Recommendation” Reality Facts Sale of Defense Electronics Business Sale of Telephonics was already well underway before Voss bought any Griffon shares ■ The process was well underway before Voss’s involvement ■ Review of strategic alternatives for the Defense Electronics business was initiated by the Board of Directors in April/May 2021 and announced in September 2021 ■ Engagement Letter signed with Lazard in April 2021 ■ Sale process has already been approved by the Board, and is expected to announce in March 2022 Explore Alternatives for Home & Building Products HBP benefits from Griffon’s best - in - class operational expertise ■ Management has proven it can invest in high quality brands at compelling multiples, grow them profitably, and shine a light on their durable strengths as part of the Griffon portfolio Use Cash to Reduce Debt & Pay Special Dividend Griffon has a robust capital allocation and capital return strategy ■ We have returned $150M+ capital to shareholders since April 2018 Eliminate Corporate Management & Support Our corporate function provides immense value to our operating companies ■ Corporate function provides M&A expertise, strategic direction and executive leadership ■ Our corporate overhead is only ~2.0% of sales and will continue to decrease as a percentage of sales as we continue to grow Improve Margins at Consumer & Professional Products Margin improvement strategy at CPP is already underway ■ Strategy has delivered meaningful gains over the past three years ■ The Hunter acquisition will further accelerate the margin profile within the Consumer & Professional Products segment Voss’ so - called plan is a ‘Get Rich Quick’ scheme with no substance ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 35 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Voss’ Misleading Statements On Hunter Acquisition Have No Foundation Voss’ Alleged ‛Concern’ Reality Fact Execution Risk Griffon has a track record of M&A execution ■ Over the past decade, the Company has executed more than 10 acquisitions of varying sizes and degrees of complexity ■ Griffon team is well versed to execute and integrate the acquisition, which is expected to close the week of January 24, 2022 Unattractive Valuation Hunter acquisition was done at an attractive valuation relative to current transaction multiples ■ The implied 9.4x EBITDA multiple paid for Hunter is lower than precedent transactions in the building products sector Conflict of Interest for Director Kevin Sullivan Hunter transaction was executed at arm’s length, a process from which Mr. Kevin Sullivan was excluded ■ Mr. Sullivan was not involved in any portion of Griffon’s acquisition initiation, evaluation and execution processes as related to Hunter ■ Mr. Sullivan has no financial interest/gain in Hunter or its sale ■ Mr. Sullivan’s duties and responsibilities are solely with MidOcean Credit - he has no duties or responsibilities relating to MidOcean’s private equity business ■ The Audit Committee (with Mr. Sullivan recusing himself) determined that the Hunter transaction is NOT a related party transaction . Voss’ reckless opposition and baseless criticism to the Hunter acquisition is designed to gain shareholder support ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 36 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Voss Continues to Mislead With Factually Inaccurate Statements That Ignore the Truth Voss’ Alleged ‛Concern’ Reality Fact Telephonics Chicanery Telephonics is excluded from revenue growth calculations as required by GAAP for businesses held - for - sale ■ Lazard hired to conduct strategic review ■ The Board has approved the sale of Telephonics with further announcements expected in March 2022 ■ Characterization as discontinued operations is required per US accounting standards (ASC 205 - 20 - 45 - 10) Equity Issuance to Meet Incentive Target Equity offering in 2020 was excluded from the incentive target calculation ■ Proceeds of the equity offering were excluded for purposes of determining the level of working capital for incentive bonus purposes. Closet Maid Incentive Target Too Low Incentive target reflects an average EBITDA CAGR of over 11% ■ The target incentive established by the Compensation Committee required that in the two years following the acquisition, ClosetMaid’s EBITDA achieve an average CAGR of over 11% during the years fiscal 2018 - 2019 Not Investing in Portfolio Companies Griffon continues to invest heavily in our operating companies ■ Griffon has invested significant capital in the development of new products and improvements to existing products ■ Our Capital expenditure in Home & Building Products was ~$43million over the last 3yrs Additional Voss’ misleading statements ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 37 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Robert Mehmel Overall Griffon Board Charles Diao Nominee Skills Public Company Leadership 1 x 10/14 Senior Leadership 2 x 11/14 ? Operations Management x 11/14 ? Consumer Products / Services Industry x 8/14 Business Owner 6/14 ? Financial, Transactional, Accounting x 9/14 Investment / Asset Management 6/14 Voss’ Candidate Brings No Value to Our Board… Source: Public filings 1 Public Company Leadership = CEO or Board Membership outside of Griffon Board. 2 Senior Leadership – C Suite Executive or equivalent. Voss’ lone remaining nominee does not appear to possess relevant experience that is additive to Griffon‘s Board ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 38 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 H.C. Charles Diao (64) “Managing Director”, Diao & Co. …And Have Significant Red Flags Source: Public filings Two of Voss’ nominees have withdrawn without any explanation Leviathan Winn (37) CFO, Zulily (subsidiary of Qurate Retail, Inc.) Withdrawn x Extremely unstable employment history (tenures < 1 year at multiple previous roles) x He joined Zulily in Nov - 2021, his 4 th role in less than 4 years x No public board experience x No executive experience at a publicly - listed corporation – all his CFO roles have been at subsidiary / segment level x Mr Diao and Voss’ proxy materials imply that he is a senior executive of a real company providing advisory services . But is he and is it? It would appear not x Diao & Co. LLC is inactive by virtue of having failed to pay its franchise tax. Its address is his home address and it has no listed phone number Gerry Bollman (53) Withdrew before Voss’ public solicitation x Nomination withdrawn suddenly without explanation on December 29, 2021, only a month after his nomination was publicly announced CFO, Taco Bell 2020 2021 2022 CFO, Qdoba Apr ’20 – Dec ‘20 Tenure: 9 months CFO, Zulily Unemployed Dec ’20 – Aug ‘21 Tenure: 9 months Nov ’21 - Tenure: 3 mos. April December August November 2020

VOTE GRIFFON WHITE CARD

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 40 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Best in Class Board and Management with the Right Strategy to Drive Value for Shareholders Griffon’s Leadership Has A Proven Track Record of Value Creation x We Are Successfully Executing On Our Plan To Build Shareholder Value x Hunter Acquisition Creates Long - Term Value for Shareholders x We Have an Engaged, Active and Independent Board with Strong Corporate Governance x Voss’ “Plan” and Director Nominee are Not Right for Griffon x

Appendix

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 42 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Apr-2008 Jul-2010 Oct-2012 Feb-2015 Jun-2017 Sep-2019 Dec-2021 Indexed Total Return Griffon Russell 2000 Source: Company Filings, Bloomberg as of 31 - Dec - 2021 Note: Russell 2000 figures represent indexed stock price performance. Total Shareholder Return During Current Management’s Tenure 431% 316%

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 43 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 Despite Voss’ Questionable Behavior, Griffon Has Consistently Engaged in Good Faith x We have met with Voss affiliates on multiple occasions since September 2021 ▪ On September 9, 2021, our VP of Corporate Strategy & Development met with Voss’ CIO Travis Cocke ▪ The meeting was setup within a week of Voss’ initial outreach to the Company on September 2, 2021 ▪ Griffon did not hear back from Mr. Cocke till October 5, 2021 ▪ At Voss’ insistence, our CEO Ron Kramer and CFO Brian Harris met with Mr. Cocke on October 20, 2021 ▪ Our management was accommodating and setup the meeting despite being in financial year end ‘quiet period’ ▪ On November 9, 2021, independent members of Griffon’s Board met with Mr. Cocke ▪ Thomas Brosig , Chair of the Company’s Nominating and Corporate Governance Committee (NGC) ▪ Kevin Sullivan, the Company’s Lead Independent Director, and ▪ Henry Alpert, Chair of the Board’s Compensation Committee ▪ Between November 19, 2021 and November 23, 2021, members of Griffon’s NGC met with each of Voss’ proposed nominees to discuss their experience and qualifications ▪ Voss sought to create disruption to the nomination process by issuing a public letter on November 23, 2021 raising a number of criticisms of the Company x The NGC regularly evaluates the composition of our Board, especially as it relates to the Board’s collective skills, experience, and diverse perspectives, as our recent refreshment demonstrates x The NGC evaluated Voss’ nominees with the same rigor as all other director candidates and concluded that the Board’s slate has superior experience and qualifications and will best represent Griffon’s shareholders x Within a timespan of 3 weeks between late December, 2021 and January, 2022, Voss withdrew two out of three nominees without explanation ▪ Gerry Bollman’s nomination was withdrawn on December 29, 2021 ▪ Leviathan Winn’s nomination was withdrawn on January 19, 2022 Engagement History with Voss UPDATE FOR BOTH WITHDRAWALS WITH X’s ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 44 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 ($ in millions) Note: Due to rounding, numbers presented may not add up precisely to the totals provided. 1 Free Cash Flow defined as Compliance Adj. EBITDA minus Capital Expenditures. Griffon Revenue and EBITDA Reconciliation 2017 2021 Revenue Consumer and Professional Products $545 $1,230 Home and Building Products 568 1041 Defense Electronics 412 271 Plastics 461 -- Subtotal $1,986 $2,542 Less: Defense Electronics (412) (271) Less: Plastics (461) -- Total Revenue $1,113 $2,271 Income (loss) before taxes from continuing operations ($14) $111 Acquisitions Costs 10 -- Cost of life insurance benefits -- -- Secondary equity offering costs -- -- Special dividend ESOP charges -- -- Acquisition contingent consideration -- -- Loss from debt extinguishment -- -- Restructuring Charges -- 21 Depreciation & Amortization 37 52 Net Interest Expense 51 63 Reported Adj. EBITDA $85 $248 Segment Adj. EBITDA: Consumer and Professional Products 45 116 Home and Building Products 82 181 Defense Electronics 46 20 Plastics 53 -- Subtotal $225 $317 Less: Defense Electronics (46) (20) Less: Plastics (53) -- Segment Adj. EBITDA: $127 $297 Defense Electronics 46 20 Plastics 53 -- Stock and ESOP based Compensation 8 20 Less: Corporate Expenses (less Depreciation) (39) (48) Pro Forma Adjustments -- -- Compliance Adj. EBITDA $194 $289 Less: Capital Expenditures 80 47 Free Cash Flow 1 $114 $242 Year Ended September l2 l3 l4 l5 l6 l12

ibdroot \ projects \ IBD - NY \ terrarium2021 \ 684417_1 \ 06 Fight Deck \ 05 PPT \ Project Embankment Investor Presentation vFINAL.pptx 45 Page Setup Width: 27.94cm (11.00”) Height: 21.59cm (8.50”) Prints as Letter Page Setup should only be changed if banker requests a specific size. If this is the case, note the banker name and instructions in this box Chart 1 Chart 2 Chart 3 Chart 4 Chart 5 Chart 6 Chart 7 Chart 8 Body Text Background Message Box Table Highlights Titles 153,165,191 0,105,162 144,144,144 108,109,106 255,255,255 56,67,73 56,67,73 77,99,143 190,190,190 249,161,27 203,204,204 108,109,106 94,158,198 153,180,92 90,82,150 251,199,118 Chart 7 Chart 8 Chart 9 Chart 10 Chart 11 196,212,162 0,45,108 ($ in millions) Note: Due to rounding, numbers presented may not add up precisely to the totals provided. 1 Free Cash Flow defined as Diligence Adj. EBITDA minus Capital Expenditures. Hunter EBITDA Reconciliation 2021 Net Income $ 3 Interest, net 31 Income Taxes 5 Depreciation and Amortization 18 EBITDA, as reported $57 Adjustments: Audit to internal variances 1 Discontinued Ops and FY19 Pro-forma Items 0 Management Fees, Distributions, and Refinancing 29 Non-recurring Projects 3 CFO Transition and M&A 0 Run-rate Pension Costs 0 Bonus Normalization (0) Diligence and Other Adjustments (5) Total Adjustments $29 EBITDA, Diligence Adjusted $86 Less: Capital Expenditures 7 Free Cash Flow 1 $80 Year Ended October l7 l8 l9 l10 l11 l13 l14l15 l16